                                                                   EXHIBIT 10.62

                     AMENDMENT NO. 3 TO CREDIT AGREEMENT.


     AMENDMENT dated as of December 31, 1998 among ULTRAMAR DIAMOND SHAMROCK CORPORATION, CANADIAN ULTRAMAR COMPANY (the "Borrower"), the LENDERS listed on the signature pages hereof (the "Lenders") and CANADIAN IMPERIAL BANK OF COMMERCE, as Agent (the "Agent").


PREAMBLE:

1. The parties hereto entered into a Credit Agreement dated December 19, 1996 (the "Agreement"), as amended in February, 1997 and on November 7,1997; and

2. The parties hereto desire to amend certain provisions of the Agreement in the manner set forth below.

AGREEMENT:

     For good an valuable consideration, the parties hereto agree as follows:

1.1  Definition. References. Unless otherwise specifically defined herein, each
     ----------------------
     term used herein which is defined in the Agreement shall have the meaning given such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

2.1  Amendment to Section 1.1 of the Agreement. The definition of "Consolidated
     ------------------------------------------
     Net Income" in Section 1.1 of the Agreement is replaced with the following:

          "Consolidated Net Income" means, for any period, the net income (or loss) of the Borrower or UDSC, as the case may be, and its Consolidated Subsidiaries for such period; provided that there shall be excluded from such calculation (i) any after-tax gains or losses attributable to asset sales (other than sales in the ordinary course of business) or returned surplus assets of any Plan, (ii) in the case of UDSC only, up to U.S. $127,800,000 of non-recurring charges in connection with or as a result of (A) the Merger or (B) certain changes to conform the accounting practices of Ultramar Corporation and Diamond Shamrock, Inc., (iii) (A) U.S. $131,600,000 in non-recurring restructuring charges in connection with certain corporate restructuring activities initiated in 1998, as reflected by UDSC's report on Form 10-Q/A for the quarterly period ended June 30, 1998, and (B) up to U.S. $135,000,000 of non-recurring non-cash charges against income taken in connection with the adjustment of inventory value for the fiscal year ended
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                                      -2-

          December 31, 1998, and (iv) to the extent not included in clauses (i),
          (ii) or (iii), any net extraordinary gains or net extraordinary losses.

3.1  Governing Law. This Amendment shall be governed by and construed in
     -------------
     accordance with the laws of the Province of Ontario, Canada.

4.1  Counterparts; Effectiveness. This Amendment may be signed in any number of
     ---------------------------
     counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     The parties hereto have caused this Amendment to be executed by their respective authorized representatives or officers effective the date referred to above.


                       CANADIAN ULTRAMAR COMPANY


                       By: /s/ Steve Blank
                          --------------------------------
                       Name: Steve Blank
                       Title: Treasurer
                       Address: c/o Ultramar Diamond Shamrock Corporation
                       Facsimile: (210) 592- 2010


                       ULTRAMAR DIAMOND SHAMROCK
                       CORPORATION


                       By: /s/ Steve Blank
                          --------------------------------
                       Name: Steven A. Blank
                       Title: Vice President and Treasurer
                       Address: 6000 N Loop 1604 W
                       San Antonio, Texas 78249
                       Facsimile: (210) 592-2010
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                                      -3-

                    LENDERS SIGNATURES

                    CANADIAN IMPERIAL BANK OF COMMERCE, AS AGENT


                    By:    /s/ Tim Thomas
                       --------------------------------
                    Name:      Tim Thomas
                    Title:     Executive Director
                    Address:   Commerce Court West, 7th Flr.,
                               Toronto, Ontario M5L 1A2
                    Facsimile: (416) 980-2804



                    By:    /s/ D. Evelyn
                       -------------------------------
                    Name:      D. Evelyn
                    Title:     Director
                    Address:   Commerce Court West, 7th Flr.,
                               Toronto, Ontario M5L 1A2
                    Facsimile: (416) 980-2804


                    CANADIAN IMPERIAL BANK OF COMMERCE



                    By:_______________________________
                    Name:
                    Title:
                    Address:   10th FIr., 855 - 2nd Street, S.W.
                               Calgary, Alberta T2P 2P2
                    Facsimile: (403) 221-5779


                    By:_______________________________
                    Name:
                    Title:
                    Address:   10th Flr., 855 - 2nd Street, S.W.
                               Calgary, Alberta T2P 2P2
                    Facsimile: (403) 221-5779
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                                      -3-

                    LENDERS SIGNATURES

                    CANADIAN IMPERIAL BANK OF COMMERCE, AS AGENT


                    By:_______________________________
                    Name:
                    Title:
                    Address:    Commerce Court West, 7th Flr.,
                                Toronto, Ontario M5L 1A2
                    Facsimile:  (416) 980-2804


                    By:_______________________________
                    Name:
                    Title:
                    Address:    Commerce Court West, 7th Flr.,
                                Toronto, Ontario M5L 1AS
                    Facsimile:  (416) 980-2804


                    CANADIAN IMPERIAL BANK OF COMMERCE



                    By:     /s/ D. J. Swain
                       --------------------------------
                    Name:       D. J. Swain
                    Title:      Vice President
                    Address:    10th Flr., 855 - 2nd Street, S.W.
                                Calgary, Alberta T2P 2P2
                    Facsimile:  (403) 221-5779



                    By:     /s/ L. Sagriff
                       -------------------------------
                    Name:       L. Sagriff
                    Title:      Executive Director
                    Address:    10th Flr., 855 - 2nd Street, S.W.
                                Calgary, Alberta T2P 2P2
                    Facsimile:  (403) 221-5779
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                                      -4-

                    BANK OF TOKYO - MITSUBISHI (CANADA)


                    By:    /s/ Amos Simpson
                       -------------------------------
                    Name:      Amos Simpson
                    Title:     General Manager
                    Address:   600 rue de la Gauchetiere Ouest, Suite 2780,
                               Montreal, Quebec H3B 4L8
                    Facsimile: (514) 875-9392


                    FUJI BANK CANADA


                    By:_______________________________
                    Name:
                    Title:
                    Address:
                    Facsimile:


                    THE BANK OF NOVA SCOTIA



                    By:________________________________

                    Name:       David Torrey
                    Title:      Relationship Manager
                    Address:    44 King Street West,
                                Toronto, Ontario MAH 1H1
                    Facsimile:  (416) 866-2009


                    By:_______________________________
                    Name:
                    Title:
                    Address:    44 King Street West,
                                Toronto, Ontario MAH 1H1
                    Facsimile:  (416) 866-2009
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                                      -4-

                    BANK OF TOKYO - MITSUBISHI (CANADA)


                    By:_______________________________

                    Name:      Amos Simpson
                    Title:     General Manager
                    Address:   600 rue de la Gauchetiere Ouest, Suite 2780,
                               Montreal, Quebec H3B 4L8
                    Facsimile: (514) 875-9392


                    FUJI BANK CANADA


                    By:/s/ Daniel Lee
                       -------------------------------
                    Name:  Daniel Lee
                    Title: Senior Vice President
                    Address:
                    Facsimile:


                    THE BANK OF NOVA SCOTIA



                    By:_______________________________

                    Name:       David Torrey
                    Title:      Relationship Manager
                    Address:    44 King Street West,
                                Toronto, Ontario MAH 1H1
                    Facsimile:  (416) 866-2009


                    By:________________________________
                    Name:
                    Title:
                    Address:    44 King Street West,
                                Toronto, Ontario MAH 1H1
                    Facsimile:  (416) 866-2009
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                                      -4-

                    BANK OF TOKYO - MITSUBISHI (CANADA)


                    By:_______________________________
                    Name:      Amos Simpson
                    Title:     General Manager
                    Address:   600 rue de la Gauchetiere Ouest, Suite 2780,
                               Montreal, Quebec H3B 4L8
                    Facsimile: (514) 875-9392


                    FUJI BANK CANADA


                    By:_______________________________
                    Name:
                    Title:
                    Address:
                    Facsimile:


                    THE BANK OF NOVA SCOTIA


                    By:     /s/ David Torrey
                       -------------------------------
                    Name:       David Torrey
                    Title:      Relationship Manager
                    Address:    44 King Street West,
                                Toronto, Ontario MAH 1H1
                    Facsimile:  (416) 866-2009


                    By:     /s/ Stephanie Spencer
                       -------------------------------
                    Name:       Stephanie Spencer
                    Title:      Account Officer
                    Address:    44 King Street West,
                                Toronto, Ontario MAH 1H1
                    Facsimile:  (416) 866-2009

                    ABN AMRO BANK CANADA


                    By:/s/ [SIGNATURE ILLEGIBLE]^^
                       --------------------------------
                    Name:       [ILLEGIBLE]^^
                    Title:      SENIOR VICE PRESIDENT
                    Address:    #1500, 600 de Maisonneuve Ouest
                                Montreal, Quebec H3A 3J2
                    Facsimile:  (514) 284-2357



                    CAISSE CENTRALE DESJARDINS


                    By:_______________________________
                    Name:       Robert LaBelle
                    Title:      Director, Corporate Banking
                    Address:    1 Complex Desjardins, Suite 2822
                                Montreal, Quebec H5B 1B3
                    Facsimile:  (514) 288-9683




                    CREDIT LYONNAIS CANADA

                    By:________________________________
                    Name:       Joycelyn Cote
                    Title:      Vice President
                    Address:    2000 Mansfield, 16th Floor
                                Montreal, Quebec H3A 3A6
                    Facsimile:  (514) 284-2357


                    By:_______________________________
                    Name:       Cynthia Hansen
                    Title:      Assistant Vice President
                    Address:    2000 Mansfield, 16th Floor
                                Montreal, Quebec H3A 3A6
                    Facsimile:  (514) 288-9683

                ABN AMRO BANK CANADA


                By:_______________________________
                Name:       Enrico Pallatto
                Title:
                Address:    #1500, 600 de Maisonneuve Ouest
                            Montreal, Quebec H3A 3J2
                Facsimilie  (514) 284-2357



                CASSIE CENTRALE DESJARDINS


                By:     /s/ Robert LaBelle
                   -------------------------------
                Name:       Robert LaBelle
                Title:      Director, Corporate Banking
                Address:    1 Complexe Desjardins, Suite 2822
                            Montreal, Quebec H5B 1B3
                Facsimile:  (514) 284-2357



                CREDIT LYONNAIS CANADA

                By:________________________________
                Name:       Jocelyn Cote
                Title:      Vice President
                Address:    2000 Mansfield, 16th Floor
                            Montreal, Quebec H3A 3A6
                Facsimile:  (514) 288-9683



                By:________________________________
                Name:       Cynthia Hansen
                Title:      Assistant Vice President
                Address:    2000 Mansfield, 16th Floor
                            Montreal, Quebec H3A 3A6
                Facsimile:  (514) 288-9683

                     ABN AMRO BANK CANADA


                     By:________________________________
                     Name:       Enrico Pallatto
                     Title:
                     Address:    #1500, 600 de Maisonneuve Ouest
                                 Montreal, Quebec H3A 3J2
                     Facsimilie  (514) 284-2357



                     CASSIE CENTRALE DESJARDINS


                     By:________________________________
                     Name:       Robert LaBelle
                     Title:      Director, Corporate Banking
                     Address:    1 Complexe Desjardins, Suite 2822
                                 Montreal, Quebec H5B 1B3
                     Facsimile:  (514) 284-2357



                     CREDIT LYONNAIS CANADA

                     By:     /s/ Jocelyn Cote
                        --------------------------------
                     Name:       Jocelyn Cote
                     Title:      Vice President
                     Address:    2000 Mansfield, 16th Floor
                                 Montreal, Quebec H3A 3A6
                     Facsimile:  (514) 288-9683



                     By:     /s/ Cynthia Hansen
                        --------------------------------
                     Name:       Cynthia Hansen
                     Title:      Assistant Vice President
                     Address:    2000 Mansfield, 16th Floor
                                 Montreal, Quebec H3A 3A6
                     Facsimile:  (514) 288-9683

                    THE INDUSTRIAL BANK OF JAPAN (CANADA)


                    By:     /s/ Campbell McLeish
                    ----------------------------------
                    Name:       Campbell McLeish
                    Title:      Senior Vice President
                    Address:    100 Yonge Street, Suite 1102
                                Toronto, Ontario M5C 2W1
                    Facsimile:  (416) 367-3452



                    ROYAL BANK OF CANADA

                    By:________________________________
                    Name:       Fiona Dubsky
                    Title:      Senior Manager
                    Address:    1 Place Ville Marie, 8th Floor West Wing
                                Montreal, Quebec H3C 3A9
                    Facsimile:  (514) 874-5315

                    THE INDUSTRIAL BANK OF JAPAN (CANADA)



                    By:________________________________
                    Name:       Campbell McLeish
                    Title:      Senior Vice President
                    Address:    100 Yonge Street, Suite 1102
                                Toronto, Ontario M5C 2W1
                    Facsimile:  (416) 367-3452


                    ROYAL BANK OF CANADA



                    By:     /s/ Fiona Dubsky
                       -------------------------------
                    Name:       Fiona Dubsky
                    Title:      Senior Manager
                    Address:    1 Place Ville Marie, 8th Floor West Wing
                                Montreal, Quebec H3C 3A9

                    Facsimile:  (514) 874-5315